SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 16, 2007
Philadelphia Consolidated Holding Corp.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-22280	23-2202671

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer’ Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, PA	19004

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 617-7900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Signatures
EXHIBIT INDEX
Press Release relating to Year-End and Fourth Quarter Results
Fourth Quarter 2006 Conference Call Presentation
Fourth Quarter 2006 Premiums by Segment
Twelve Months 2006 Premiums by Segment
Fourth Quarter 2006 Additional Supplemental Information

ITEM 2.02 Results of Operations and Financial Condition
On February 16, 2007, the registrant conducted a conference call announcing the results of the Company’s operations for the year and quarter ended December 31, 2006. Also on February 16, 2007 the registrant issued a Press Release concerning its year-end and fourth quarter 2006 results. The Press Release is attached as Exhibit 99.1. The conference call presentation is attached as Exhibit 99.2 to this report. Such exhibits shall be deemed “furnished” for purposes of the Securities Act of 1934, as amended.
The registrant discloses net operating income, a non-GAAP financial measure, which it defines as net income adjusted for after-tax net realized investment gains and losses. Because net operating income is not a term defined by GAAP, the registrant’s net operating income may not be comparable to similarly titled measures reported by other companies. However, the registrant believes that this measure provides useful information to help investors measure the results of its regular business activities. The registrant utilizes net operating income in its budget and planning process and, in part, in measuring actual performance.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 99.1 Press Release relating to Year-End and Fourth Quarter Results for period ended December 31, 2006.

Exhibit 99.2 Fourth Quarter 2006 Conference Call Presentation.

Exhibit 99.3 Fourth Quarter 2006 Premiums by Segment.

Exhibit 99.4 Twelve Months 2006 Premiums by Segment.

Exhibit 99.5 Fourth Quarter 2006 Additional Supplemental Information.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Philadelphia Consolidated Holding Corp. (Registrant)

Dated: February 20, 2007	By:	Craig P. Keller

Craig P. Keller
Executive Vice President, Secretary, Treasurer
and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Press Release relating to Year-End and Fourth Quarter Results for period ended December 31, 2006	Furnished electronically herewith.

99.2	Fourth Quarter 2006 Conference Call Presentation	Furnished electronically herewith.

99.3	Fourth Quarter 2006 Premiums by Segment	Furnished electronically herewith.

99.4	Twelve Months 2006 Premiums by Segment	Furnished electronically herewith.

99.5	Fourth Quarter 2006 Additional Supplemental Information	Furnished electronically herewith.